                                     FORM OF
                            WRITTEN CONFIRMATION WITH

                                       FEI
                          Fredricks Entertainment, Inc.

March 28, 2001

Patrick Schaefer, President
Schaefer Entertainment, Inc.
812 Southeast 8th Avenue
Deerfield Beach, Florida 33442

Dear Patrick:

Attached is a copy of our current and future distribution for XSTV. This communication is confirmation that The World Roller Alliance "Globe Warriors"
program will be included weekly as part of our programming block.

Fredricks Entertainment is in negotiations with Fox West for distribution throughout California. Such an agreement appears eminent. XSTV programming will begin airing the first Sunday in May on both Fox Sports Net NY and on Comcast
Cablevision. The Sunshine Network will begin airing XSTV programming the first
Wednesday in June. We are continuing to pursue additional distribution for all of our programming, of which WRA will, of course, be included.

Still further, in addition to the 11 Million subscribers of Fox Sports Net NY and Sunshine, both cable networks are also seen on "Direct TV." Direct TV accounts for 12 Million additional subscribers nationwide, in effect, giving
XSTV a "national foot print."

We look forward to building a long-term relationships with the WRA and XSTV.

Sincerely,

/s/ Skip Fredricks

Skip Fredricks
President/Executive Producer

Attachment

                   3387 Sheridan Street o Hollywood, FL 33021
                 Telephone: (954) 981-9970 o Fax: (954) 981-8640

                          Fredricks Entertainment Inc.

                                XSTV DISTRIBUTION

-------------------------------------------- ----------------------------------------- --------------------------------
NETWORK                                      COVERAGE AREA                             SUBSCRIBERS
-------------------------------------------- ----------------------------------------- --------------------------------
                                             New York State,
                                             Northern New Jersey,
FOX Sports Net New York                      Connecticut, NE Pennsylvania              6.2 Million
-------------------------------------------- ----------------------------------------- --------------------------------
Sunshine Network
(managing partner: FOX Sports Net)           Florida                                   4.9 Million
-------------------------------------------- ----------------------------------------- --------------------------------
                                             Georgia, Tennessee, Alabama,
CSS                                          Florida, Arkansas, Kentucky,
Comcast Cablevision/                         N. Carolina, S. Carolina
Charter Communications                       Mississippi                               2.01 Million
-------------------------------------------- ----------------------------------------- --------------------------------
Fox Sports Net West*                         California                                9 Million
-------------------------------------------- ----------------------------------------- --------------------------------
                                             174 College Cable Stations
College Entertainment Network                Nationwide                                2 Million
-------------------------------------------- ----------------------------------------- --------------------------------
America West and United In-Flight            Flights                                   Passengers
-------------------------------------------- ----------------------------------------- --------------------------------
TV & Cable/LPTV Syndication
XSTV ... Ice Edition (Winter Only)           24 States, Local Stations                 4.6 Million
-------------------------------------------- ----------------------------------------- --------------------------------

                                                      * Presently in Negotiations

                                Fox Sports Net New York and Sunshine are both available on "DirectTV."
                                            This equates to another 12 Million Subscribers